[Logo] M F S(R)                                               ANNUAL REPORT
INVESTMENT MANAGEMENT                                         JUNE 30, 1999
75 YEARS
WE INVENTED THE MUTUAL FUND(R)


                               [graphic omitted]

                         MFS(R) INSTITUTIONAL
                         CORE EQUITY FUND

MFS(R) INSTITUTIONAL CORE EQUITY FUND
TRUSTEES                                            INVESTMENT ADVISER
Jeffrey L. Shames*                                  Massachusetts Financial Services Company
Chairman, Chief Executive Officer, and              500 Boylston Street
Director, MFS Investment Management(R)              Boston, MA 02116-3741

Nelson J. Darling, Jr.                              DISTRIBUTOR
Professional trustee                                MFS Fund Distributors, Inc.
                                                    500 Boylston Street
William R. Gutow                                    Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment Management Company;           INVESTOR SERVICE
Private investor and real estate consultant         MFS Service Center, Inc.
                                                    P.O. Box 2281
CHAIRMAN AND PRESIDENT                              Boston, MA 02107-9906
Jeffrey L. Shames*
                                                    For additional information,
PORTFOLIO MANAGER                                   contact your financial adviser.
John D. Laupheimer, Jr.*
                                                    CUSTODIAN
TREASURER                                           State Street Bank and Trust Company
W. Thomas London*
                                                    AUDITORS
ASSISTANT TREASURERS                                Deloitte & Touche LLP
Mark E. Bradley*
Ellen Moynihan*                                     WORLD WIDE WEB
James O. Yost*                                      www.mfs.com

SECRETARY
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*


*Affiliated with the Investment Adviser

--------------------------------------------------------------------------------
  NOT FDIC INSURED                MAY LOSE VALUE           NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
It has been almost two years since financial turmoil began to rock markets in Asia, Russia, and Latin America. Even developed markets such as Europe and the United States were not immune. In the U.S. equity market, for example, investors focused on a narrow group of 50 of the largest-company growth stocks because they seemed to offer less volatility in uncertain times. Fixed-income investors also became more concerned about risk, moving money into U.S. Treasury securities and out of corporate and municipal bonds and mortgage-backed securities.

The narrowness of the market was just one of three broad issues that dominated the U.S. equity market until recently. The other two were a slowdown in corporate earnings growth and high valuations, with stocks of many companies selling at extremely high prices relative to their earnings.

Although these have been challenging issues, we now see signs that we feel demonstrate each one is changing for the better. Today, we believe the markets are presenting more opportunities for investors to diversify, for our portfolio managers to find good values, and for us to show the benefits of staying with our long-term objectives and strategies. Investors seem to be regaining confidence in a wider range of companies. Stocks of some small and mid-sized companies, as well as some large industrial companies, have begun to perform better in the past few months than they had for the previous year or so. These companies appear to have benefited from early signs of stability in emerging markets and a continuation of economic growth in the United States.

U.S. companies also have produced better earnings. Corporate earnings were, on average, relatively flat in 1998. However, we expect earnings to grow 12% to 14% this year because more companies have benefited from the strong economy and from aggressive consolidation and cost-cutting measures they have taken over the past several years.

Based on their earnings projections, our analysts estimate that the U.S. stock market is still about 30% overvalued. While there has been some shift to a wider group of stocks, many investors are still focusing on the large-company stocks. As a result, most of the overvaluation is in the 50 largest stocks in the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance. That means about 450 stocks are selling at more attractive prices, particularly given what we see as the improved earnings outlooks for these and many small and mid-sized companies not in the S&P 500. These companies also benefit from consolidation, cost cutting, and global growth. Because they are smaller, they may be able to respond to these changes more quickly, and thus they have the potential to grow faster than the big companies.

The fixed-income markets, meanwhile, seem to be approaching the level of relative stability they enjoyed before the Asian turmoil. Some credit for this stability goes to the Federal Reserve Board (the Fed), which has reassured investors that it will act to prevent rapid economic growth from causing higher inflation and reduced purchasing power. Also, once investors saw that the overseas turmoil had little, if any, effect on the financial strength of most domestic bond issuers, the major non-Treasury markets -- corporate, municipal, and mortgage -- began to rebound. Our portfolio managers are now finding more opportunities to buy bonds with relatively stable prices and attractive yields.

The past two years have challenged investors. However, we believe we are well positioned for the current environment because our analysts and portfolio managers continue to rely on MFS(R) Original Research(SM) to help evaluate the long-term investment potential of each holding being considered for our portfolios. Also, we believe our discipline of staying with our clearly defined investment strategies can help us offer investment products with the potential to sustain returns over a variety of market cycles.

We appreciate your confidence and welcome any questions or comments you may have.

Respectfully,

/s/ Jeffrey Shames
----------------------------
Jeffrey L. Shames
Chairman and Chief Executive Officer
MFS Investment Management(R)

July 15, 1999


MANAGEMENT REVIEW AND OUTLOOK

Dear Shareholders,
The Fund, which commenced investment operations on December 31, 1998, provided a total return of 7.00% (including the reinvestment of distributions through June 30, 1999. During the same period, the average growth and income fund tracked by Lipper Analytical Services, Inc., an independent firm that reports mutual fund performance, returned 10.91%. The Fund's return also compares to a 12.23% return for the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock total return performance.

The Fund's underweightings in technology and cyclical stocks, combined with some individual stocks that did not perform well, hurt performance. This Fund seeks a balance between risk and reward. Historically, the Fund has been underweighted in technology because we felt that the sector's potential for risk was higher than its potential for reward. Unfortunately, with the technology sector's recent strong performance, this strategy has not worked out in the short term.

Similarly, the Fund has been underweighted in cyclicals over the period, including basic materials, industrial goods and services, and energy. Recently, many cyclical stocks have performed well, and our underweighting has hurt performance. Although these industries can sometimes offer pockets of strength, price fluctuations in their stocks are usually volatile. We feel this characteristic is not in line with the Fund's long-term conservative growth investment style.

Despite the fact that there were individual stocks that hurt performance, there were some that worked out well for the portfolio. One example is Newell Rubbermaid, which was added recently. Newell bought Rubbermaid in the first quarter of this year, and we believe the combined company could have a near monopoly on a range of consumer staples, including Rolodexes. It also sells home products such as drapery, hardware, and kitchen accessories. Rubbermaid had a broad product line that was very popular but its reputation for customer satisfaction was poor, while Newell brings a strong customer orientation to the table.

Another example is Wells Fargo & Co., a California-based bank. Last fall, it acquired Norwest Corp., a Minnesota-based bank, bringing together two complementary companies: one with good cost controls and another with, in our opinion, growth potential. Furthermore, we have large weightings in companies that we think have more favorable price-to-earning ratios than those of the market as a whole, including United Technologies, an aerospace, defense, and building equipment company; Xerox, an office equipment company; AlliedSignal, an aerospace, automotive, and environmental controls company; and Bell Atlantic, a telecommunications company. We think these companies also have sustainable long-term earnings growth potential.

Telecommunications companies have been positive performers for the Fund. Our holdings include Bell Atlantic, MCI WorldCom, and Sprint's long-distance telephone group. Sales growth for these companies and for telecommunications companies in general have been very strong. The Internet has driven demand for telecommunications services, and both telecommunications equipment and service companies have performed well as a result.

Although this has been a difficult market for the Fund, we will continue to blend investments in value and growth stocks while trying to manage risk. Instead of following market trends, we will continue to buy what we think are reasonably priced companies with promising futures. We believe the best thing we can do for shareholders is to continue to stick to our investment discipline -- investing in high-quality, large-cap, blue-chip companies.

Respectfully,

/s/John D. Laupheimer, Jr.
----------------------------------
John D. Laupheimer, Jr.
Portfolio Manager

The opinions expressed in this report are those of the portfolio manager and are current only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO MANAGER'S PROFILE

John D. Laupheimer, Jr., is Senior Vice President and Director of Equity Research of MFS Investment Management(R). He is also lead portfolio manager of Massachusetts Investors Trust, America's oldest mutual fund.

He also manages MFS(R) Institutional Core Equity Fund, the Massachusetts Investors Trust Series offered through MFS(R)/Sun Life annuity products, and MFS(R) Growth with Income Series (part of MFS(R) Variable Insurance Trust (SM)).

Mr. Laupheimer joined the MFS Research Department in 1981 as a research analyst. He was named Investment Officer in 1983, Assistant Vice President in 1984, Vice President in 1986, portfolio manager in 1987, Senior Vice President in 1995, and Director of Equity Research in 1999. Mr. Laupheimer is a graduate of Boston University and the Sloan School of Management of the Massachusetts Institute of Technology. He is a Chartered Financial Analyst and a member of The Boston Security Analysts Society, Inc.

All equity portfolio managers began their careers at MFS Investment Management(R) as research analysts. Our portfolio managers are supported by an investment staff of over 100 professionals utilizing MFS(R) Original Research(SM), a company-oriented, bottom-up process of selecting securities.


This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and all charges and expenses, for any other MFS product is available from your financial adviser, or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

Objective: Seeks long-term growth of capital generally consistent with that of a diversified large-cap portfolio and income equal to approximately 90% of the dividend yield of the S&P 500.

Commencement of investment operations: December 31, 1998

Size: $12.8 million net assets as of June 30, 1999

PERFORMANCE SUMMARY

The information below illustrates the historical performance of the Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. The minimum initial investment is generally $3 million. Shares of the Fund are purchased at net asset value. (See Notes to Performance Summary for more information.)

GROWTH OF A HYPOTHETICAL $3,000,0000 INVESTMENT
(For the period from December 31, 1998, through June 30, 1999)

[Graphic Omitted]

              MFS Institutional           S&P 500
              Core Equity Fund        Composite Index
--------------------------------------------------------------------------------
 12/98          $3,000,000              $3,000,000
  6/99           3,210,000               3,371,504

AVERAGE ANNUAL AND CUMULATIVE TOTAL RATES OF RETURN THROUGH JUNE 30, 1999

                                                             Life*
--------------------------------------------------------------------
Cumulative Total Return                                    + 7.00%
--------------------------------------------------------------------
Average Annual Total Return                                    --
--------------------------------------------------------------------

COMPARATIVE INDICES
--------------------------------------------------------------------
Average growth and income fund+                            +10.91%
--------------------------------------------------------------------
S&P 500 Composite Index**                                  +12.23%
--------------------------------------------------------------------
 *For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999. Index returns are from
  January 1, 1999.
**Source: Standard & Poor's Micropal, Inc.
 +Source: Lipper Analytical Services, Inc.

NOTES TO PERFORMANCE SUMMARY

All results are historical and assume the reinvestment of dividends and capital gains. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. Performance results reflect any applicable expense subsidies and waivers, without which the results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

PORTFOLIO OF INVESTMENTS - June 30, 1999

Stocks - 96.5%
---------------------------------------------------------------------------------------------------
ISSUER                                                                   SHARES             VALUE
---------------------------------------------------------------------------------------------------
U.S. Stocks - 90.1%
  Aerospace - 5.2%
    AlliedSignal, Inc.                                                    2,829       $   178,227
    Lockheed-Martin Corp.                                                   800            29,800
    Raytheon Co., "A"                                                     1,635           112,611
    United Technologies Corp.                                             4,766           341,662
                                                                                      -----------
                                                                                      $   662,300
-------------------------------------------------------------------------------------------------
  Automotive - 1.4%
    Federal-Mogul Corp.                                                   1,784       $    92,768
    Ford Motor Co.                                                          898            50,681
    TRW, Inc.                                                               600            32,925
                                                                                      -----------
                                                                                      $   176,374
-------------------------------------------------------------------------------------------------
  Banks and Credit Companies - 5.8%
    Bank America Corp.                                                    2,483       $   182,035
    Northern Trust Corp.                                                    852            82,644
    PNC Bank Corp.                                                          492            28,352
    State Street Corp.                                                    1,228           104,840
    US Bancorp                                                            2,667            90,678
    Wells Fargo Co.                                                       5,787           247,394
                                                                                      -----------
                                                                                      $   735,943
-------------------------------------------------------------------------------------------------
  Business Machines - 3.5%
    International Business Machines Corp.                                 1,000       $   129,250
    Xerox Corp.                                                           5,395           318,642
                                                                                      -----------
                                                                                      $   447,892
-------------------------------------------------------------------------------------------------
  Business Services - 1.7%
    Computer Sciences Corp.*                                              1,593       $   110,216
    First Data Corp.                                                      2,318           113,437
                                                                                      -----------
                                                                                      $   223,653
-------------------------------------------------------------------------------------------------
  Chemicals - 0.2%
    PPG Industries, Inc.                                                    320       $    18,900
    Rohm & Haas Co.                                                         320            13,720
                                                                                      -----------
                                                                                      $    32,620
-------------------------------------------------------------------------------------------------
  Computer Hardware - Systems - 1.4%
    Hewlett-Packard Co.                                                   1,735       $   174,367
-------------------------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.9%
    Microsoft Corp.*                                                      4,101       $   369,859
-------------------------------------------------------------------------------------------------
  Computer Software - Services - 0.7%
    Sun Microsystems, Inc.*                                               1,248       $    85,956
-------------------------------------------------------------------------------------------------
  Computer Software - Systems - 1.4%
    Computer Associates International, Inc.                               1,767       $    97,185
    Oracle Corp.*                                                         2,398            89,026
                                                                                      -----------
                                                                                      $   186,211
-------------------------------------------------------------------------------------------------
  Consumer Goods and Services - 4.9%
    Colgate-Palmolive Co.                                                   869       $    85,814
    Gillette Co.                                                          2,566           105,206
    Newell Rubbermaid, Inc.                                               3,978           184,977
    Philip Morris Cos., Inc.                                                855            34,361
    Procter & Gamble Co.                                                    857            76,487
    Tyco International Ltd.                                               1,443           136,724
                                                                                      -----------
                                                                                      $   623,569
-------------------------------------------------------------------------------------------------
  Electrical Equipment - 2.7%
    Emerson Electric Co.                                                  2,064       $   129,774
    General Electric Co.                                                  1,571           177,523
    Honeywell, Inc.                                                         320            37,080
                                                                                      -----------
                                                                                      $   344,377
-------------------------------------------------------------------------------------------------
  Electronics - 0.9%
    Intel Corp.                                                           1,853       $   110,254
-------------------------------------------------------------------------------------------------
  Entertainment - 3.6%
    Disney (Walt) Co.                                                     3,924       $   120,908
    MediaOne Group, Inc.*                                                 1,735           129,041
    Time Warner, Inc.                                                     2,801           205,873
                                                                                      -----------
                                                                                      $   455,822
-------------------------------------------------------------------------------------------------
  Financial Institutions - 3.5%
    American Express Co.                                                    614       $    79,897
    Associates First Capital Corp., "A"                                   2,122            94,031
    Citigroup, Inc.                                                       3,855           183,112
    Federal Home Loan Mortgage Corp.                                      1,534            88,972
    Goldman Sachs Group, Inc.*                                              106             7,659
                                                                                      -----------
                                                                                      $   453,671
-------------------------------------------------------------------------------------------------
  Food and Beverage Products - 3.7%
    Anheuser-Busch Cos., Inc.                                             2,600       $   184,437
    Coca-Cola Co.                                                         1,000            62,500
    Nabisco Holdings Corp., "A"                                             700            30,275
    Quaker Oats Co.                                                       1,140            75,668
    Ralston-Ralston Purina Co.                                            3,925           119,467
                                                                                      -----------
                                                                                      $   472,347
-------------------------------------------------------------------------------------------------
  Forest and Paper Products - 0.2%
    International Paper Co.                                                 513       $    25,907
-------------------------------------------------------------------------------------------------
  Insurance - 7.2%
    Allstate Corp.                                                        1,880       $    67,445
    American International Group, Inc.                                    1,394           163,185
    Chubb Corp.                                                             900            62,550
    CIGNA Corp.                                                           1,831           162,959
    Equitable Cos., Inc.                                                  1,003            67,201
    Hartford Financial Services Group, Inc.                               2,957           172,430
    Lincoln National Corp.                                                1,676            87,676
    Progressive Corp.                                                       970           140,650
                                                                                      -----------
                                                                                      $   924,096
-------------------------------------------------------------------------------------------------
  Manufacturing - 1.3%
    Danaher Corp.                                                         1,060       $    61,612
    Illinois Tool Works, Inc.                                             1,245           102,090
                                                                                      -----------
                                                                                      $   163,702
-------------------------------------------------------------------------------------------------
  Medical and Health Products - 5.6%
    American Home Products Corp.                                          1,902       $   109,365
    Becton, Dickinson & Co.                                               1,936            58,080
    Bristol-Myers Squibb Co.                                              1,895           133,479
    Johnson & Johnson Co.                                                   996            97,608
    Pfizer, Inc.                                                          1,155           126,761
    Pharmacia & Upjohn, Inc.                                              2,247           127,658
    Warner-Lambert Co.                                                      903            62,646
                                                                                      -----------
                                                                                      $   715,597
-------------------------------------------------------------------------------------------------
  Medical and Health Technology and Services - 2.2%
    Guidant Corp.                                                         3,038       $   156,267
    Medtronic, Inc.                                                       1,264            98,434
    United HealthCare Corp.                                                 489            30,624
                                                                                      -----------
                                                                                      $   285,325
-------------------------------------------------------------------------------------------------
  Oils - 2.6%
    Conoco, Inc., "A"                                                     1,348       $    37,575
    Exxon Corp.                                                           2,000           154,250
    Mobil Corp.                                                           1,415           140,085
                                                                                      -----------
                                                                                      $   331,910
-------------------------------------------------------------------------------------------------
  Printing and Publishing - 2.4%
    Gannett Co., Inc.                                                     1,419       $   101,281
    New York Times Co.                                                    2,056            75,687
    Tribune Co.                                                           1,432           124,763
                                                                                      -----------
                                                                                      $   301,731
-------------------------------------------------------------------------------------------------
  Restaurants and Lodging - 1.4%
    McDonald's Corp.                                                      4,232       $   174,834
-------------------------------------------------------------------------------------------------
  Special Products and Services - 0.3%
    Carnival Corp.                                                          700       $    33,950
-------------------------------------------------------------------------------------------------
  Stores - 6.3%
    CVS Corp.                                                             2,920       $   148,190
    Dayton Hudson Corp.                                                   2,108           137,020
    Home Depot, Inc.                                                      1,878           121,014
    Nordstrom, Inc.                                                       1,758            58,893
    TJX Cos., Inc.                                                        5,251           174,924
    Wal-Mart Stores, Inc.                                                 3,544           170,998
                                                                                      -----------
                                                                                      $   811,039
-------------------------------------------------------------------------------------------------
  Supermarkets - 2.8%
    Albertsons, Inc.                                                      3,100       $   159,844
    Kroger Co.*                                                           2,898            80,963
    Safeway, Inc.*                                                        2,401           118,849
                                                                                      -----------
                                                                                      $   359,656
-------------------------------------------------------------------------------------------------
  Telecommunications - 10.9%
    Alltel Corp.                                                          2,447       $   174,960
    Ameritech Corp.                                                       1,454           106,869
    Bell Atlantic Corp.                                                   3,855           252,021
    Cisco Systems, Inc.*                                                  2,012           129,648
    MCI WorldCom, Inc.*                                                   2,399           206,464
    Motorola, Inc.                                                        1,951           184,857
    Nortel Networks Corp.                                                   600            52,088
    SBC Communications, Inc.                                              3,005           174,290
    Sprint Corp.                                                          1,450            76,578
    Sprint Corp. (PCS Group)                                                609            34,789
                                                                                      -----------
                                                                                      $ 1,392,564
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 2.6%
    Duke Energy Corp.                                                     1,800       $    97,875
    FirstEnergy Corp.                                                     1,876            58,156
    New Century Energies, Inc.                                              789            30,623
    Peco Energy Co.                                                       1,825            76,422
    Texas Utilities Co.                                                   1,805            74,456
                                                                                      -----------
                                                                                      $   337,532
-------------------------------------------------------------------------------------------------
  Utilities - Gas - 0.8%
    Coastal Corp.                                                           800       $    32,000
    Columbia Energy Group                                                 1,124            70,461
                                                                                      -----------
                                                                                      $   102,461
-------------------------------------------------------------------------------------------------
Total U.S. Stocks                                                                     $11,515,519
-------------------------------------------------------------------------------------------------
Foreign Stocks - 6.4%
  Canada - 0.5%
    Canadian National Railway Co. (Railroads)                               988       $    66,196
-------------------------------------------------------------------------------------------------
  France - 0.2%
    Axa (Insurance)                                                         200       $    24,381
-------------------------------------------------------------------------------------------------
  Germany - 1.4%
    HypoVereinsbank (Banks and Credit Cos.)                                 552       $    35,837
    Mannesmann AG (Conglomerate)                                            943           140,905
                                                                                      -----------
                                                                                      $   176,742
-------------------------------------------------------------------------------------------------
  Japan - 0.3%
    AFLAC, Inc. (Insurance)                                                 855       $    40,933
-------------------------------------------------------------------------------------------------
  Netherlands - 0.3%
    Wolters Kluwer N.V. (Publishing)                                        800       $    31,822
-------------------------------------------------------------------------------------------------
  Sweden - 0.6%
    Ericsson LM, ADR (Telecommunications)                                 2,387       $    78,622
-------------------------------------------------------------------------------------------------
  United Kingdom - 3.1%
    BP Amoco PLC, ADR (Oils)                                              2,594       $   281,449
    Reuters Group PLC, ADR (Business Services)                              719            58,284
    Zeneca Group PLC (Medical and Health Products)                        1,600            61,855
                                                                                      -----------
                                                                                      $   401,588
-------------------------------------------------------------------------------------------------
Total Foreign Stocks                                                                  $   820,284
-------------------------------------------------------------------------------------------------
Total Stocks (Identified Cost, $11,901,732)                                           $12,335,803
-------------------------------------------------------------------------------------------------

Convertible Preferred Stock - 0.3%
-------------------------------------------------------------------------------------------------
  Utilities - Electric - 0.3%
    Houston Industries, Inc., 7.00% (Identified Cost, $43,253)              364       $    43,407
-------------------------------------------------------------------------------------------------

Convertible Bond - 0.2%
-------------------------------------------------------------------------------------------------
                                                               PRINCIPAL AMOUNT
                                                                  (000 OMITTED)
-------------------------------------------------------------------------------------------------
  Financial Services - 0.2%
    Bell Atlantic Financial Services, Inc., 4.25s, 2005##
      (Identified Cost $30,534)                                          $   27       $    27,607
-------------------------------------------------------------------------------------------------
Short-Term Obligations - 3.1%
-------------------------------------------------------------------------------------------------
    Federal Farm Credit Bank, due 7/01/99 at Amortized Cost              $  390       $   390,000
-------------------------------------------------------------------------------------------------
Total Investments (Identified Cost, $12,365,519)                                      $12,796,817
Other Assets, Less Liabilities - (0.1)%                                                   (16,098)
-------------------------------------------------------------------------------------------------
Net Assets - 100.0%                                                                   $12,780,719
-------------------------------------------------------------------------------------------------

 *Non-income producing security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

----------------------------------------------------------------------------------------------
JUNE 30, 1999
----------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $12,365,519)                          $12,796,817
  Cash                                                                                5,671
  Foreign currency, at value (identified cost, $780)                                    763
  Receivable for investments sold                                                   157,662
  Interest and dividends receivable                                                   8,955
  Receivable from investment adviser                                                 28,872
                                                                                -----------
      Total assets                                                              $12,998,740
                                                                                -----------
Liabilities:
  Payable for investments purchased                                             $   208,112
  Payable to affiliates -
    Management fee                                                                      208
    Shareholder servicing agent fee                                                     294
    Administrative fee                                                                  585
  Accrued expenses and other liabilities                                              8,822
                                                                                -----------
      Total liabilities                                                         $   218,021
                                                                                -----------
Net assets                                                                      $12,780,719
                                                                                ===========
Net assets consist of:
  Paid-in capital                                                               $12,348,796
  Unrealized appreciation on investments and translation of assets and
    liabilities in foreign currencies                                               431,023
  Accumulated net realized loss on investments and foreign currency
    transactions                                                                    (25,671)
  Accumulated undistributed net investment income                                    26,571
                                                                                -----------
      Total                                                                     $12,780,719
                                                                                ===========
Shares of beneficial interest outstanding                                        1,194,211
                                                                                 =========
Net asset value, offering price, and redemption price per share
  (net assets / shares of beneficial interest outstanding)                         $10.70
                                                                                   ======

See notes to financial statements

Statement of Operations
-------------------------------------------------------------------------------
PERIOD ENDED JUNE 30, 1999*
-------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Dividends                                                  $  45,103
    Interest                                                       7,383
    Foreign taxes withheld                                          (468)
                                                               ---------
      Total investment income                                  $  52,018
                                                               ---------

  Expenses -
    Management fee                                             $  23,388
    Trustees' compensation                                         2,800
    Shareholder servicing agent fee                                  294
    Administrative fee                                               585
    Custodian fee                                                  2,271
    Printing                                                       1,236
    Auditing fees                                                  7,029
    Legal fees                                                     1,619
    Registration fees                                             14,300
    Miscellaneous                                                  1,291
                                                               ---------
      Total expenses                                           $  54,813
    Fees paid indirectly                                            (604)
    Reduction of expenses by investment adviser                  (28,872)
                                                               ---------
      Net expenses                                             $  25,337
                                                               ---------
        Net investment income                                  $  26,681
                                                               ---------
Realized and unrealized gain (loss) on investments:
  Realized loss (identified cost basis) -
    Investment transactions                                    $ (25,671)
    Foreign currency transactions                                   (110)
                                                               ---------
      Net realized loss on investments and foreign
        currency transactions                                  $ (25,781)
                                                               ---------
  Change in unrealized appreciation (depreciation) -
    Investments                                                $ 431,298
    Translation of assets and liabilities in
      foreign currencies                                            (275)
                                                               ---------
      Net unrealized gain on investments and foreign
        currency translation                                   $ 431,023
                                                               ---------
        Net realized and unrealized gain on investments        $ 405,242
                                                               ---------
          Increase in net assets from operations               $ 431,923
                                                               =========

*For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999.

See notes to financial statements

Statement of Changes in Net Assets
-----------------------------------------------------------------------------------------------
                                                                                PERIOD ENDED
                                                                               JUNE 30, 1999*
-----------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                         $    26,681
  Net realized loss on investments and foreign currency transactions                (25,781)
  Net unrealized gain on investments and foreign currency translation               431,023
                                                                                -----------
    Increase in net assets from operations                                      $   431,923
                                                                                -----------
Net increase in net assets from Fund share transactions                         $12,348,796
                                                                                -----------
      Total increase in net assets                                              $12,780,719
Net assets:
  At beginning of period                                                          --
                                                                                -----------
  At end of period (including accumulated undistributed net investment
    income of $26,571)                                                          $12,780,719
                                                                                ===========

*For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999.


See notes to financial statements

Financial Highlights
------------------------------------------------------------------------
                                                           PERIOD ENDED
                                                         JUNE 30, 1999*
------------------------------------------------------------------------

Per share data (for a share outstanding throughout
 the period):
Net asset value - beginning of period                        $ 10.00
                                                             -------

Income from investment operations# -
  Net investment income(S)                                   $  0.04
  Net realized and unrealized gain on investments
    and foreign currency transactions                           0.66
                                                             -------
      Total from investment operations                       $  0.70
                                                             -------
Net asset value - end of period                              $ 10.70
                                                             =======
Total return                                                   7.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                   0.66%+
  Net investment income                                        0.68%+
Portfolio turnover                                               36%
Net assets at end of period (000 omitted)                    $12,781

(S)The investment adviser voluntarily agreed to maintain the other expenses, exclusive of management fees, at not more than 0.05% of average daily net assets. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

    Net investment loss                                      $ (0.01)
    Ratios (to average net assets):
      Expenses##                                               1.40%+
      Net investment loss                                    (0.06)%+

  *For the period from the commencement of the Fund's investment operations,
   December 31, 1998, through June 30, 1999.
  +Annualized.
 ++Not annualized.
  #Per share data are based on average shares outstanding.
 ##The Fund has an expense offset arrangement which reduces the Fund's custodian fee based upon the amount of cash maintained by the Fund with its custodian and dividend disbursing agent. The Fund's expenses are calculated without reduction for this expense offset arrangement.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Core Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount is accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custody fee is calculated as a percentage of the Fund's month end net assets. The fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes are classified as distributions in excess of net investment income or net realized gains. During the period ended June 30, 1999, $110 was reclassified from accumulated undistributed net investment income to accumulated net realized loss on investments and foreign currency transactions due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities.

The management fee is computed daily and paid monthly at an annual rate of 0.60% of the Fund's average daily net assets. The investment advisor has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.05% of its average daily net assets. This is reflected as a reduction of expenses in the Statement of Operations.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Administrator - The Fund has an administrative services agreement with MFS to provide the Fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the Fund pays MFS an administrative fee at the following annual percentages of the Fund's average daily net assets:

                First $1 billion                       0.0150%
                Next $1 billion                        0.0125%
                Next $1 billion                        0.0100%
                In excess of $3 billion                0.0000%

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the Fund's average daily net assets at an effective annual rate of 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                  PURCHASES            SALES
-----------------------------------------------------------------------------
U.S. government securities                      $    16,028       $   61,898
                                                -----------       ----------
Investments (non-U.S. government securities)    $14,998,753       $2,951,640
                                                -----------       ----------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $12,399,766
                                                                 -----------
Gross unrealized appreciation                                    $   715,397
Gross unrealized depreciation                                       (318,346)
                                                                 -----------
    Net unrealized appreciation                                  $   397,051
                                                                 ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in Fund shares were as follows:

                                                   PERIOD ENDED JUNE 30, 1999*
                                                   ---------------------------
                                                           SHARES       AMOUNT
------------------------------------------------------------------------------
Shares sold                                             1,194,211  $12,348,796
                                                        =========  ===========

*For the period from the commencement of the Fund's investment operations, December 31, 1998, through June 30, 1999.

(6) Line of Credit
The Fund and other affiliated funds participate in a $820 million unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. No commitment fee was allocated to the Fund for the period ended June 30, 1999. The Fund had no borrowings during the period.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Core Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Core Equity Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1999, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from the commencement of investment operations, December 31, 1998, through June 30, 1999. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1999 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Core Equity Fund at June 30, 1999, the results of its operations, the changes in its net assets, and its financial highlights for the period from the commencement of investment operations, December 31, 1998, through June 30, 1999, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 6, 1999

                     MFS' YEAR 2000 READINESS DISCLOSURE

MFS Investment Management(R), as an investment adviser and on behalf of the MFS funds, is committed to the effective use of technology in managing our portfolio investments, delivering high-quality service to MFS fund shareholders, retirement plan participants, and MFS' institutional clients, and supporting the financial advisers who sell our products. With that in mind, we created a separately funded Year 2000 Program Management Office in 1996 comprised of a specialized staff reporting directly to MFS senior management.

The Year 2000 (Y2K) problem arises because calendar-year fields in computers and software applications traditionally have used two-digit codes so that, for example, the year 1998 is coded as "98," with the "19" being implied. In the year 2000, unless necessary corrections have been made, computer applications may assume "00" refers to 1900 rather than 2000, thus resulting in systems failures or miscalculations. To address this issue, our team of dedicated business and technology managers, working with outside experts, is taking steps to ascertain the Y2K readiness of MFS' internal systems and is working with our external systems vendors to determine whether they expect their systems to be ready.

MFS recognizes that fund shareholders and institutional clients also are concerned about whether the companies whose securities are held in their portfolios are addressing Y2K issues. As part of the MFS(R) Original Research
(SM) process of evaluating portfolio investments, one of the many relevant factors that MFS' portfolio managers and research analysts may consider is a company's Y2K readiness. Each year, MFS' research analysts and portfolio managers conduct more than 1,000 on-site meetings with companies whose securities are, or may be, held in fund and client portfolios, and host an additional 1,500 meetings at MFS' headquarters. When assessing the Y2K readiness of these companies, MFS' research analysts and portfolio managers may rely upon discussions at these meetings as well as SEC disclosure documents and third-party reports.

Y2K readiness is an enormously complex, worldwide issue. No company or institution can guarantee that it will be unaffected by the Y2K issue. While MFS is taking significant steps to protect the integrity of its internal systems, there can be no assurance that these steps will be sufficient to avoid any adverse impact on MFS, shareholders of MFS funds, participants in retirement plans administered by MFS, or MFS' institutional clients.

If you have further questions regarding MFS' Year 2000 Readiness Program, please visit our Web site at www.mfs.com or contact the MFS Year 2000 Program Management Office by e-mail at y2k@mfs.com or by letter at 500 Boylston Street, Boston, MA 02116-3741.

(C)1999 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116-3741

                                                                 ICE-2 8/99 .5M